Exhibit 10.21
FIRSTGOLD CORP.
SUBSCRIPTION AGREEMENT FOR UNITS
(For British Columbia, Alberta, Ontario and Offshore Subscribers)

TO:	FIRSTGOLD CORP. (the “Corporation”)
AND TO:	KINGSMILL CAPITAL PARTNERS INC. (the “Agent”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of units of the Corporation (each, a “Unit”) set out below at a price of US$0.45 per Unit.  Each Unit consists of one common share in the capital of the Corporation (each, a “Common Share”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”).  Each Warrant will entitle the holder thereof to purchase one Common Share (each, a “Warrant Share”) at a price of US$0.65 per Warrant Share (the “Exercise Price”) for a period of 18 months from the Closing Date (as hereinafter defined).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation and the Agent (as hereinafter defined) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

Mr. Terry Lynch, a director of the Corporation, is also a director of and exercises control or direction over shares of the Agent. Consequently, the Corporation may be considered to be a "connected issuer" of the Agent for the purposes of Canadian securities legislation.  See Section 9.1 of the attached “Terms and Conditions of Subscription for Units”.

Please print all information (other than signatures), as applicable, in the space provided below

(Name of Subscriber)

(Account Reference, if applicable)

Per:
(Authorized Signature)

(Official Capacity of Title, if Subscriber is not an individual)

(Name of individual whose signature appears above if different from the name of the Subscriber printed above.)

(Subscriber's Residential Address/Unit & Street)

(Municipality, Province, Postal Code)

(Subscriber's Fax Number)

(Subscriber's Telephone Number)
Number of Units: X $0.45 Aggregate Subscription Price: ("Subscription Price")

If the Subscriber is signing as agent for a beneficial purchaser ("Disclosed Principal") and is not a trust company or portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of Disclosed Principal)

(Disclosed Principal's Residential Address (Unit & Street)

(Municipality, Province, Postal Code)

(Disclosed Principal's Fax Number)

(Disclosed Principal's Telephone Number)

Registered Shareholder Information (if different from Subscriber): (Name) (Account Reference, if applicable) (Address/Unit & Street) (Municipality, Province, Postal Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address/Unit & Street) (Municipality, Province, Postal Code) (Contact Name) (Telephone Number)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

This day of , 2007	FIRSTGOLD CORP. (Authorized Signatory)

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS

ARTICLE 1-  INTERPRETATION

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agent” means Kingsmill Capital Partners Inc., together with any of its affiliates and any other investment dealers included in the syndicate for the Offering.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Compensation Options” shall have the meaning ascribed to such term in Section 7.1.

“Corporation” means FirstGold Corp. and includes any successor corporation to or of the Corporation.

"Disclosed Principal" shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Exercise Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“NI 45-106” shall have the meaning ascribed to such term in Section 5.1(j)(i).

“Offering” means the offering of up to a maximum of 5,555,555 Units.

“person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Securities” means, collectively, the Units, the Common Shares, the Warrants and the Warrant Shares.

“Securities Laws” means the securities laws, instruments, regulations, rules, rulings and orders in the provinces of British Columbia, Alberta, and Ontario, as applicable, and the policy statements issued by the Securities Regulators.

“Securities Regulators” means the securities regulatory authorities or securities commissions in the provinces of British Columbia, Alberta and Ontario.

“Subscriber” means the subscriber for the Units as set out on the face page of this Subscription Agreement.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“U.S. Person” means a U.S. Person as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrants” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Warrant Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in United States dollars.

1.4	Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer.  Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule“A”-	Representation Letter

Schedule “B”-	Certificate – Additional Representations, Warranties and Covenants for Non-Canadian Subscribers (other than U.S. Persons)

Schedule “C”-	Term Sheet

ARTICLE 3- SUBSCRIPTION AND DESCRIPTION OF
UNITS

3.1	Subscription for the Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

3.2	Description of Units

(a)           Each Unit consists of one Common Share and one-half of one Warrant.  Subject to the anti-dilution provisions contained in the instrument under which the Warrants will be governed, each Warrant shall entitle the holder thereof to acquire upon payment of the Exercise Price one Warrant Share for a period of 18 months following the Closing Date.

(b)           The Offering is being made on a private placement basis.

(c)           The Securities will be offered in the provinces of British Columbia, Alberta and Ontario and in such other jurisdictions as may be agreed to by the Corporation and the Agent.

3.3	Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time.  If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agent representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction.  If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1	Closing

Issuance, sale and delivery of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of Macleod Dixon LLP, Suite 500, 100 Wellington Street West, Toronto, Ontario, Canada at 10:00 a.m. (Toronto time) (the “Closing Time”) on April 5, 2007 or such other place or date or time as the Corporation and the Agent may agree (the “Closing Date”).

4.2	Conditions of Closing

The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of the Disclosed Principal) that as the sale of the Units will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber (or, if applicable, the Disclosed Principal for whom it is contracting hereunder) sign and return to the Corporation and/or the Agent all relevant documentation required by the Securities Laws.  The Subscriber acknowledges and agrees that the Corporation and/or the Agent may be required to provide the Securities Regulators with a list setting forth the identities of the Disclosed Principal, if any.  Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of the Disclosed Principal or any undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of the Disclosed Principal) that the obligations of the Corporation hereunder are conditional on the accuracy and truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Corporation accepts the Subscriber's subscription in whole or in part;

(b)
unless other arrangements acceptable to the Agent have been made, payment by the Subscriber of the Subscription Price by certified cheque or bank draft in United States dollars payable to “Macleod Dixon LLP in Trust” or by wire transfer of the Subscription Price in United States dollars to:

Macleod Dixon LLP Trust Account TD Canada Trust 55 King Street West & Bay Street Toronto, Ontario M5K 1A2

Transit No.:	10202-004
Account No.:	0690-7321245
Swift Code No.:	TDOMCATTTOR

US Funds From Outside Canada

Bank of America NY, NY
ABA No.:	026 009 593
Swift Code No.:	BOFAUS3NXXX
To be forwarded to TD Canada Trust

(c)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Kingsmill Capital Partners Inc. 219 North Dufferin Street Suite 100B Toronto, Ontario M6K 3J1

Attention:	Terry Lynch
Fax:	416-588-1999

(d)	the Subscriber having properly completed, signed and delivered one of the certificates as set forth in Schedule “A” or Schedule “B” hereto, as applicable;

(e)	the Subscriber having properly completed, signed and delivered to the Corporation such other documents as may be required pursuant to terms of this Subscription Agreement; and

(f)
the Corporation obtaining all orders, permits, approvals, waivers, consents, licenses or similar authorizations of the Securities Regulators necessary to complete the offer, sale and issuance of the Securities.

4.3	Authorization of the Agent

The Subscriber irrevocably authorizes the Agent in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agent, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)
to receive certificates representing the Common Shares and Warrants, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Units;

(b)
to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement or any ancillary or related document in its absolute discretion, and as deemed appropriate;

(c)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine; and

(d)	to authorize Macleod Dixon LLP to release the funds representing the Subscription Price to the Corporation.

ARTICLE 5 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

5.1	Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of the Disclosed Principal, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation and the Agent are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)
The Subscriber and, if applicable, the Disclosed Principal,  were offered the Securities in and, are resident in the jurisdiction set out on the face page of this Subscription Agreement as the "Subscriber's Residential Address" and the "Disclosed Principal's Residential Address" (as the case may be) or are otherwise subject to the Securities Laws.  Such addresses were not created and are not used solely for the purpose of acquiring the Units and the Subscriber and, if applicable, the Disclosed Principal were solicited to purchase the Units solely in such jurisdiction.

(b)
The Subscriber and, if applicable, the Disclosed Principal have knowledge in financial and business affairs, are capable of evaluating the merits and risks of an investment in the Units and are able to bear the economic risk of such investment even if the entire investment is lost.

(c)
The Subscriber, on its own behalf and, if applicable, on behalf of the Disclosed Principal, makes the representations, warranties and covenants set out in Schedule “A” or Schedule “B” to this Subscription Agreement, as applicable, to the Corporation and the Subscriber and, if applicable, the Disclosed Principal may avail itself of one or more of the categories of prospectus exempt purchasers listed in Schedule “A” or Schedule “B”, as applicable.

(d)
The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the applicable certificate (dated as of the date hereof) set forth in Schedule “A” or Schedule “B” to this Subscription Agreement and the information contained therein is true and correct.

(e)
The representations, warranties and covenants contained in Schedule “A” or Schedule “B”, as applicable, to this Subscription Agreement will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(f)
The Subscriber and, if applicable, the Disclosed Principal are neither U.S. Persons nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber or the Disclosed Principal (as the case may be) in the United States and that this Subscription Agreement has not been signed in the United States.

(g)
Neither the Subscriber nor any Disclosed Principal will offer, sell or otherwise dispose of the Warrants in the United States or to a U.S. Person or for the account or benefit of a person in the United States or a U.S. Person.

(h)
If the Subscriber or, if applicable, the Disclosed Principal is not a person resident in Canada, the subscription for the Units by the Subscriber, or if applicable, the Disclosed Principal does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber or such other person resides and does not give rise to any obligation of the Corporation or the Agent to prepare and file a prospectus or similar document or to register the Common Shares, Warrants or Warrant Shares or to be registered with or to file any report or notice with any governmental or regulatory authority.

(i)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber or any beneficial purchaser for whom it is acting will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or any beneficial purchaser for whom it is acting, the Securities Laws or any other laws applicable to the Subscriber or any beneficial purchaser for whom it is acting, if applicable, or any other contract, instrument, undertaking, covenant or agreement to which the Subscriber or any beneficial purchaser for whom it is acting is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or any beneficial purchasers for whom it is acting.

(j)
Unless the Subscriber is purchasing under Section 5.1(k) hereof, it is purchasing the Units as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Common Shares or Warrants, it is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “Subscriber’s Residential Address” on the face page of this Subscription Agreement and it fully complies with one of the criteria set forth below:

(i)
it is an “accredited investor”, as such term is defined in National Instrument 45-106 - “Prospectus and Registration Exemptions” (“NI 45-106”), it was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45-106 and it has concurrently executed and delivered a Representation Letter in the form attached as Schedule “A” to this Subscription Agreement and has initialled in Appendix “I” thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of “accredited investor” set forth in such definition;

(ii)
the aggregate acquisition cost of the Units to the Subscriber is not less than CDN$150,000 and it was not created or used solely to purchase or hold securities in reliance on the prospectus exemption or the dealer registration exemption set out in Section 2.10 of NI 45-106; or

(iii)
it is a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States and it has concurrently executed and delivered the certificate attached as Schedule “B” to this Subscription Agreement.

(k)
If the Subscriber is purchasing the Units and is acting as agent for the Disclosed Principal, such Disclosed Principal is purchasing as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Common Shares or Warrants and such Disclosed Principal complies with subsection (i) or subsection (ii) of Section 5.1(j) hereof, the Subscriber acknowledges the Corporation is required by law to disclose to certain regulatory authorities the identity of Disclosed Principal for whom it may be acting, the Subscriber is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “Subscriber’s Residential Address” on the face page of this Subscription Agreement and the Disclosed Principal is resident in or otherwise subject to applicable securities laws of the jurisdiction set out as the “Disclosed Principal's Residential Address” on the face page of this Subscription Agreement.

(l)
In the case of a subscription for the Units by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Common Shares and Warrants, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Corporation and/or the Agent may be required by law to disclose the identity of any undisclosed beneficial purchaser for whom the Subscriber is acting.

(m)
In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement and all other documentation in connection with such subscription has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber.  This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any beneficial purchaser, including the Disclosed Principal, on whose behalf the Subscriber is acting.

(n)	If the Subscriber is:

(i)
a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)
a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof;

(iii)
an individual, the Subscriber is of the full age of majority in the jurisdiction in which it is resident and has the legal capacity and competency to execute and deliver this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder; and

(iv)
subscribing on its own behalf, this Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding agreement of the Subscriber enforceable against him or her in accordance with its terms.

(o)
Other than the Agent (and any group of investment dealers managed by the Agent for purposes of offering the Units for sale), there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation and any such registrant with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(p)	The Subscriber and, if applicable, the Disclosed Principal are not purchasing Units with knowledge of material information concerning the Corporation which has not been generally disclosed.

(q)
If required by the Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission, stock exchange or other regulatory authority (including, if applicable, the Representation Letter in the form attached hereto as Schedule “A”).

(r)
The Subscriber and, if applicable, the Disclosed Principal have been advised to consult their own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated by this Subscription Agreement, including but not limited to, trading in the Securities and with respect to the resale restrictions imposed by the Securities Laws and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or, if applicable, the Disclosed Principal) to resell such securities, that the Subscriber (or, if applicable, the Disclosed Principal) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Corporation nor the Agent are in any way responsible) for compliance with applicable resale restrictions and the Subscriber (and, if applicable, the Disclosed Principal) is aware that it may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(s)
The Subscriber has not received or been provided with a prospectus, offering memorandum (as such term is defined in the Securities Laws), or any similar document in connection with the Offering and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation, the Agent or any other employees or agent.  The Subscriber’s decision to subscribe for the Units was based solely upon information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Agent) and agrees that the Agent and the Agent's counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed and acknowledges that the Agent's counsel and the Corporation’s counsel are acting as counsel to the Agent and the Corporation, respectively, and not as counsel to the Subscriber.

(t)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the Subscription Price; or

(iii)	as to the future price or value of any of the Securities.

(u)
The subscription for the Units has not been made through or as a result of, and the distribution of the Units is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(v)
The funds representing the Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation or the Agent may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and to the best of the Subscriber’s knowledge: (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Corporation and the Agent if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation and the Agent with appropriate information in connection therewith.

5.2	Acknowledgments of the Subscriber

The Subscriber (on its own behalf and, if applicable, on behalf of the Disclosed Principal) acknowledges and agrees as follows:

(a)
The Subscriber acknowledges that the aggregate gross proceeds of the Offering will be up to US$2,500,000, that the Corporation is negotiating an additional placement of up to 20,000,000 subscription receipts exchangeable for Units to raise gross proceeds of up to an additional US$9,000,000 and that the Offering is not conditional on the completion of such additional placement.

(b)	No prospectus has been filed with any Securities Regulators in connection with the Offering.

(c)
No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of an investment in or endorsement of the Securities.

(d)
The Securities will be subject to statutory resale restrictions under the Securities Laws and under other applicable securities laws, and the Subscriber covenants that it will not resell any of the Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Corporation nor the Agent are in any way responsible) for such compliance.  The Corporation may make a notation on its records or give instructions to any transfer agent of the Common Shares in order to implement such resale restrictions;

(e)
The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Corporation may be unable to fund its ongoing development;

(f)
(A) the Securities have not been registered under the U.S. Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S promulgated under the U.S. Securities Act; and that such Shares have not been registered with any state securities commission or authority; and (B) pursuant to the requirements of Regulation S, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption thereunder;

(g)
The certificates (and any replacement certificates issued prior to the expiration of the applicable hold periods or ownership statements issued under a direct registry system or other electronic book entry system) representing the Common Shares and Warrants will bear, as of the Closing Date, legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [INSERT THE DISTRIBUTION DATE], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(h)
In the event that holders of Warrants exercise the Warrants prior to the expiry of the hold periods applicable to the Warrants, the Warrant Shares will bear legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER (i) [INSERT THE DISTRIBUTION DATE], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

(i)
The certificates representing the Common Shares, Warrants, and Warrant Shares originally issued to a person, other than a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall bear the following additional legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.”

(j)
The Subscriber (on its own behalf and, if applicable, on behalf of the Disclosed Principal) shall execute, deliver, file and otherwise assist the Corporation and the Agent with filing all documentation required by the Securities Laws to permit the subscription for the Units and the issuance of the Common Shares, Warrants or Warrant Shares, as may be required.

(k)
The Corporation and the Agent are relying on the representations, warranties and covenants contained herein and in one of Schedule “A” or Schedule “B” attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under the Securities Laws and the securities laws of the United States and the Subscriber agrees to indemnify the Corporation, the Agent and each of their respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedule which takes place prior to the Closing Time.

(l)
The Agent and/or its directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws or any other applicable laws has been so disclosed or filed.

(m)
The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and the securities laws of the United States and, as a consequence of acquiring the Units pursuant to such exemption, certain information, protections, rights and remedies provided by the Securities Laws will not be available to the Subscriber.

(n)
The Subscriber and, if applicable, the Disclosed Principal are responsible for obtaining such legal and tax advice as they consider appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.  The Subscriber and, if applicable, the Disclosed Principal, are not relying on the Corporation, the Agent or their respective affiliates or counsel in this regard.

(o)	There is no government or other insurance covering the Securities.

(p)
There are risks associated with the purchase of the Securities and the Subscriber and any beneficial purchaser for whom it is acting, including any Disclosed Principal, may lose his, her or its entire investment.

5.3	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of the Disclosed Principal) that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and the Agent in determining the Subscriber’s eligibility (and, if applicable, the eligibility of the Disclosed Principal) to purchase the Units under the Securities Laws or other applicable securities laws. The Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares, Warrants or Warrant Shares.

ARTICLE 6 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1	Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties, acknowledgements and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agent.

6.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties, acknowledgements and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation and the Agent.

ARTICLE 7 - COMMISSION

7.1          The Subscriber understands that in connection with the issue and sale of the Units pursuant to the Offering: (a) the Agent will receive from the Corporation on Closing, a cash commission equal to 7% of the gross proceeds of the Offering; and (b) the Corporation will grant to the Agent options (the “Compensation Options”) equal in number to 10% of the number of Units sold pursuant to the Offering.  Subject to anti-dilution provisions contained in the instrument under which the Compensation Options will be governed, each Compensation Option will entitle the Agent to purchase one Common Share and one half of one Warrant at an exercise price of US$0.65 for a period of eighteen (18) months following the Closing Date.  No other fee or commission is payable by the Corporation in connection with the completion of the Offering.

ARTICLE 8 - COLLECTION OF PERSONAL INFORMATION

8.1	Collection of Personal Information

The Subscriber acknowledges that this Subscription Agreement and Schedule “A” hereto require the Subscriber to provide certain personal information to the Corporation.  Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility (or, if applicable, the eligibility of the Disclosed Principal) to purchase the Units under applicable securities legislation, preparing and registering certificates representing the Common Shares and Warrants to be issued hereunder and completing filings required by any stock exchange or securities regulatory authority.  The Subscriber’s personal information (and, if applicable, the Disclosed Principal’s personal information) may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) any government agency, board or other entity; and (d) any of the other parties involved in the Offering, including the Corporation, the Agent and their respective legal counsel, and may be included in record books in connection with the Offering.  By executing this Subscription Agreement, the Subscriber (and, if applicable, the Disclosed Principal) is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the Disclosed Principal’s personal information).  The Subscriber (and, if applicable, the Disclosed Principal) also consents to the filing of copies or originals of any of the documents described in Section 5.1(r) of this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and consents to the disclosure of such information to the public through the filing of a report of trade with applicable Securities Regulators.  The Subscriber (and, if applicable, the Disclosed Principal) further acknowledges that it has been notified by the Corporation of and authorizes (a) the delivery to the Ontario Securities Commission (the “OSC”) of the full name, residential address and telephone number of the Subscriber (and, if applicable, the Disclosed Principal), the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, or at (416) 593-8086, regarding any questions about the OSC’s indirect collection of this information.

ARTICLE 9 - MISCELLANEOUS

9.1	Relationship between Corporation and Agent

Mr. Terry Lynch, a director of the Corporation, is also a director of and exercises control or direction over shares of the Agent. Consequently, the Corporation may be considered to be a “connected issuer” of the Agent for the purposes of Canadian securities legislation. The decision to offer the Units and the determination of the terms of the Offering were made through negotiations between the Corporation and the Agent.  As a consequence of the Offering, the agent will receive the cash commission and Compensation Options described in Section 7.1 hereof.

9.2	Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.3	Notices

(a)
Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	in the case of the Corporation, to:

FirstGold Corp.
3108 Gabbert Drive, Suite 201
Cameron Park
CA  95682

Attention:  Scott Dockter
Fax:  (530) 677-7626

with copies to:

Macleod Dixon LLP
Suite 500, P.O. Box 128
100 Wellington Street West
Toronto, Ontario M5K 1H1
Canada

Attention:  David Knight
Fax:  (416) 360-8277

(ii)	in the case of the Subscriber, at the address specified on the face page hereof;

(iii)	in the case of the Agent, to:

Kingsmill Capital Partners Inc. 219 North Dufferin Street Suite 100B Toronto, Ontario M6K 3J1

Attention:	Terry Lynch
Fax:	416-588-1999

(b)
Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.4	Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.5	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.6	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

9.7	Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as set out in this Subscription Agreement. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.8	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.9	Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.10	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.11	Beneficial Subscribers

Whether or not explicitly stated in this Subscription Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Subscription Agreement, including the Schedules will be treated as if made by the Disclosed Principal, if any.

9.12	Language of Documents

It is the express wish of the parties to this Agreement that this Agreement and all related documents be drafted in English.  Les parties aux présentes conviennent et exigent que cette convention ainsi que tous les documents s'y rattachant soient rédigés en langue Anglais.

SCHEDULE “A”
REPRESENTATION LETTER

TO:	FirstGold Corp. (the “Corporation”)

In connection with the agreement to purchase Units by the undersigned Subscriber or, if applicable, the Disclosed Principal on whose behalf the undersigned is purchasing as agent, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.  The undersigned Subscriber is resident in the jurisdiction set out as the "Subscriber's Residential Address" on the face page of the Subscription Agreement and, if the undersigned Subscriber is purchasing in principal as agent for a Disclosed Principal, the Disclosed Principal is resident in the jurisdiction set out at the "Disclosed Principal's Residential Address" on the face page of the Subscription Agreement.

2.  The undersigned Subscriber or, if the Subscriber is acting as agent for a Disclosed Principal, the Disclosed Principal is purchasing the Units as principal for its own account (NOTE: For this purpose, a trust company or trust corporation described in paragraph (p) in Appendix “I” to this Representation Letter (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) and a person described in paragraph (q) in Appendix “I” to this Representation Letter is deemed to be purchasing as principal).

3.  The undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a Disclosed Principal, the Disclosed Principal) is and will be at the Closing Time an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix “I” to this Representation Letter.

4.  The undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a Disclosed Principal, the Disclosed Principal) was not created or used solely to purchase or hold securities as described in paragraph (m) of the definition of "accredited investor" in NI 45-106.

5.  Upon execution of this Schedule “A” by the Subscriber, this Schedule “A” shall be incorporated into and form a part of the Subscription Agreement to which this Schedule is attached.

Dated: _________________________, 2007

Print name of Subscriber, or person signing as agent
for the Disclosed Principal

Signature

Print name of Signatory (if different from Subscriber or agent, as applicable)

Title

** PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX “I” ON THE FOLLOWING PAGES **

APPENDIX “I”

TO SCHEDULE “A”
NOTE:	THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in NI 45-106) means:

__________	(a)	a Canadian financial institution, or a Schedule III bank; or

__________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

__________	(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

__________	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

__________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

__________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or

__________	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montréal or an intermuncipal management board in Québec; or

__________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

__________	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

__________	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialled.

__________	(k)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialled.

__________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

**Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under (t) below, which must be initialled.

__________	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

__________	(n)
an investment fund that distributes or has distributed its securities only to:

(i)  a person that is or was an accredited investor at the time of the distribution,

(ii)  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)  a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106; or

__________	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

__________	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

__________	(q)
a person acting on behalf of a fully managed account managed by that person, if that person:

(i)  is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)  in Ontario, is purchasing a security that is not a security of an investment fund; or

__________	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

__________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

__________	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; or

__________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
__________	(v)
a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i)  an accredited investor, or

(ii)  an exempt purchaser in Alberta or British Columbia after NI 45-106 came into force.

For the purposes hereof:

an issuer is an “affiliate” of another issuer if

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person;

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada;

“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

a person (first person) is considered to “control” another person (second person) if

(a)
the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means a mutual fund or non-redeemable investment fund, and, for greater certainty, in British Columbia includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

“individual” means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

“mutual fund” includes an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“non-redeemable investment fund” means an issuer,

(a)	whose primary purpose is to invest money provided by its securityholders,

(b)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)	that is not a mutual fund;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 “Definitions” (“NI 14-101”) opposite the name of the local jurisdiction;

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities legislation” means, for the local jurisdiction, the instruments listed in Appendix B of NI 14-101 opposite the name of the local jurisdiction

“securities regulatory authority” means, for the local jurisdiction, the securities commission or similar regulatory authority listed in Appendix C of NI 14-101 opposite the name of the local jurisdiction;

“spouse” means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

SCHEDULE “B”
CERTIFICATE
ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR NON-CANADIAN SUBSCRIBERS
(OTHER THAN U.S. SUBSCRIBERS)

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is acting hereunder, further represents, warrants and covenants to and with the Corporation and the Agent and their respective counsel (and acknowledges that the Corporation, the Agent and their respective counsel are relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is acting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

(d)	the Subscriber is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)
a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and is purchasing the Units as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution and no other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the cover page of this Agreement and each disclosed principal for whom the Subscriber is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing for investment only and not a view to resale or distribution; or

(ii)
a purchaser which is purchasing Units pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Agent, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation and the Agent such further particulars of the exemption and their qualification thereunder as the Corporation or the Agent may reasonably request;

(e)
the purchase of Units by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document, or (ii) any obligation of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation or the Agent;

(f)	all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of securities occurred outside of Canada and the Untied States;

(g)	no offer was made to the Subscriber in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States;

(h)	the Subscriber is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to this Subscription Agreement; and

(i)
the Subscriber, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Units or any Common Shares, Warrants and Warrant Shares underlying the Units (the “Underlying Securities”), except in accordance with applicable Canadian securities laws, and if the Subscriber, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Units or Underlying Securities to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “B” and shall comply with such other requirements as the Corporation may reasonably require.

Dated at _______________ this ____ day of ____________, 2007.

Name of Subscriber Signature of Subscriber Title of Subscriber

SCHEDULE “C”
TERM SHEET

FIRSTGOLD CORP.
UP TO US$2,500,000

PRIVATE PLACEMENT OF UNITS

Issuer:	Firstgold Corp. (the “Corporation”)

Issue:
Up to 5,555,000 units (the “Units”), each Unit consisting of one common share in the capital of the Corporation (each, a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”).

Warrants:
Each Warrant will entitle the holder thereof to purchase one common share of the Corporation (each, a “Warrant Share”) at a price of US$0.65 per Warrant Share  for a period of 18 months from the closing date.

Amount:
Up to US$2,500,000.  The Company is also negotiating an additional placement of up to 20,000,000 subscription receipts exchangeable for Units to raise gross proceeds of up to an additional US$9,000,000.The offering of Units is not conditional on the completion of such additional placement.

Issue Price:	US$0.45 per Unit.

Form of Financing:	Best efforts agency private placement to institutional and “accredited” investors in Canada.

Agent:	Kingsmill Capital Partners Inc.

Use of Proceeds:	The net proceeds of the offering shall be used for exploration and development of the Corporation’s Relief Canyon project, as well as for general and administrative expenses.

Hold Period:
The Units and the underlying Common Shares and Warrants will be subject to applicable hold periods in Canada and the United States. In Canada the hold period is four months from the date the Company becomes a reporting issuer and in the United States the hold period is one year from the date of closing.  The Corporation will use its reasonable commercial efforts to file and have declared effective a Registration Statement to qualify the resale of the Common Shares, Warrants and Warrant Shares in the United States.

Fees:
Fees equal to 7.0% cash commission based on the gross proceeds raised in the Financing and 10.0% broker warrants (calculated on the basis of the number of Units issued upon closing of the Offering) with each warrant entitling the holder to purchase one Common Share and one Warrant at an exercise price equal to the offering price of the Units and expiring 18 months from closing of the Offering.

Closing:	On or about April 10, 2007 or as the parties may otherwise agree.